Prospectus Supplement dated August 15, 1997 to:


        PUTNAM HIGH YIELD TOTAL RETURN FUND (the "fund")
                 Prospectus dated July 30, 1997

Effective August 15, 1997, the prospectus is modified as follows:

The section entitled "How to buy shares -- Class A shares" is revised by replacing the third paragraph following the sales charge table on page 26 of the prospectus with the following:

     A class A qualified benefit plan participating in a "multi-fund" program approved by Putnam Mutual Funds may include amounts invested in other mutual funds participating in such program for purposes of determining whether the plan may purchase class A shares at net asset value. These investments will also be included for purposes of the discount privileges and programs described elsewhere in this prospectus and in the SAI.


                                             36153           8/97


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